                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):    MAY 23, 2005
                                                     ---------------------------


                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                      1-13926                   76-0321760
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)



Registrant's telephone number, including area code:   (281) 492-5300
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


        Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act ----- (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act ----- (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the ----- Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the ----- Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         At the Annual Meeting of Stockholders of Diamond Offshore Drilling, Inc. (the "Company") held on May 23, 2005 (the "Annual Meeting"), the Company's stockholders approved the Second Amended and Restated Diamond Offshore Drilling, Inc. 2000 Stock Option Plan, effective as of May 23, 2005. The principal change effected by the amendments to such plan is to provide for authority to award stock appreciation rights either in tandem with or separate from stock option grants. In addition, authority to administer the Stock Option Plan with respect to certain executive officers was vested in the Incentive Compensation Committee of the Company's Board of Directors. This summary of the amendments to such plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the plan which is filed as Exhibit 10.1 to this report.

         At the Annual Meeting, the Company's stockholders also approved the Diamond Offshore Drilling, Inc. Incentive Compensation Plan for Executive Officers (the "Incentive Compensation Plan"). The Incentive Compensation Plan, which is effective as of January 1, 2005, is designed to qualify the amounts paid under its terms to the Company's executive officers as "qualified performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (together with the regulations promulgated thereunder, as each may be amended, the "Code"). This qualification will allow amounts awarded under the Incentive Compensation Plan to be deductible by the Company for federal income tax purposes, even if, when combined with other compensation, the award causes the compensation of any of the participants to exceed $1 million.

         The Incentive Compensation Plan grants to the Incentive Compensation Committee (the "Committee") discretionary authority to reduce an award otherwise determined pursuant to the Incentive Compensation Plan and discretion to take into account specific factors that may impact the Company's business in determining the performance measure, called the "Performance Based Amount," on which awards under the Incentive Compensation Plan are based.

         The material features of the Incentive Compensation Plan are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Incentive Compensation Plan which is filed as Exhibit 10.2 to this report.

         Eligibility. All executive officers of the Company (currently nine persons) are eligible to participate in the Incentive Compensation Plan. The Committee has the sole authority to designate which executive officers are to participate in the Incentive Compensation Plan.


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


         Designation of Awards. Within the first 90 days of each calendar year (the "Designation Period"), the Committee may designate one or more executive officers of the Company (each, a "Participant") to participate in the Incentive Compensation Plan for specified calendar years (each, a "Performance Period"). The Committee may designate awards for future Performance Periods (a "Multiple Award Period").

         Prior to the end of the Designation Period for a Performance Period, the Committee will allocate, on behalf of each Participant, a percentage of the Performance Based Amount for that Performance Period on which the Participant's award will be based. The Performance Based Amount is the aggregate amount of the performance awards determined for the Performance Period, based on the objective performance goals established by the Committee for the Performance Period prior to the end of the Designation Period. The performance goals will be stated as specific amounts of, or specific changes in, one or more of the financial measures set forth in the Incentive Compensation Plan, including EBITDA; revenues; earnings, including operating earnings; earnings per share, including operating earnings per share; stockholders' equity; return on equity; assets; return on assets; capital; return on capital; book value; operating margins; cash flow; stockholder return; expenses; expense ratios; loss ratios; debt-to-capital ratio; or market share. The Committee may specify any reasonable definition of the financial measures it uses.

         In the event of a Multiple Award Period, prior to the end of the first Designation Period for all included Performance Periods the Committee will allocate on behalf of each Participant a percentage of the Performance Based Amount for each Performance Period within the Multiple Award Period, or, in the alternative, an aggregate formula for the later Performance Periods within the Multiple Award Period based on the total of assigned percentages of Performance Based Amount for the then current and the prior Performance Periods included in the Multiple Award Period. The Committee may make an award for a Performance Period to a Participant who has received an award for a Multiple Award Period which includes that Performance Period, provided that this is done prior to the end of the Designation Period for that Performance Period.

         Reduction of Awards. At the time that an award is allocated to a Participant, the Committee may, in its discretion, determine to reserve the authority to reduce the amount payable to a Participant below the percentage of the Performance Based Amount allocated to such Participant. This so-called "negative discretion" may be applied by the Committee, in its discretion, at the time the Performance Based Amount for the applicable Performance Period has been determined.

         Deferral of Payments. Subject to the applicable provisions of the Code, the Committee may, in its discretion, permit Participants to elect to defer payment of all or part of any award, together with interest accrued from the originally scheduled payment date.

         Termination of Employment. If any Participant ceases to be employed by the Company or its subsidiaries prior to the end of a Performance Period (other than due to retirement, death or disability), that Participant will not be eligible to receive a bonus


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award for that Performance Period unless the Committee determines that payment of the award is in the Company's best interest. Participants who cease to be employed by the Company or its subsidiaries prior to the end of a Performance Period due to retirement, death or disability will receive an award prorated to the date of cessation of employment.

         Amendments and Termination. The Committee may amend the Incentive Compensation Plan at any time, provided that changes may be made only if they are consistent with the provisions of the Code and do not adversely affect the ability of the Company to deduct the compensation which may be paid pursuant to the Incentive Compensation Plan for federal income tax purposes. No amendment that requires stockholder approval under the Code may be made without that approval. The Board of Directors may terminate the Incentive Compensation Plan at any time.

         The Committee has established the annual incentive awards for the 2005 Performance Period (the "2005 Awards") under the Incentive Compensation Plan based on the results of the Company's drilling operations, specifically, the percentage of the Company's actual EBITDA (as defined by the Committee) for 2005 compared to the average of the Company's budgeted EBITDA for 2005 and the Company's actual EBITDA for 2004. Each Participant has an incentive target that is a percentage of the Participant's eligible base salary, and in no event will the amount available for such Participant exceed the product of the Participant's incentive target and eligible base salary. In accordance with the Incentive Compensation Plan, the Committee has retained negative discretion to reduce any 2005 Award payable to any of these executive officers.

         The incentive targets established under the Incentive Compensation Plan for each of the Participants for the 2005 Performance Period are set forth in the table below:

                                                                         Incentive Target
                                                                         As Percentage of
Name                                Title                              Eligible Base Salary
-------------------------------------------------------------------------------------------
James S. Tisch             Chairman of the Board and                           60%
                           Chief Executive Officer

Lawrence R. Dickerson      President and Chief Operating Officer               60%

David W. Williams          Executive Vice President                            60%

Rodney W. Eads             Senior Vice President - Worldwide                   50%
                           Operations

John L. Gabriel, Jr.       Senior Vice President - Contracts                   50%
                           and Marketing

John M. Vecchio            Senior Vice President - Technical                   50%
                           Services


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)      Exhibits.


 Exhibit number        Description
----------------       ---------------------------------------------------------
      10.1             Second Amended and Restated Diamond Offshore Drilling,
                       Inc. 2000 Stock Option Plan (incorporated by reference to
                       Exhibit A attached to the Company's definitive proxy
                       statement on Schedule 14A filed with the Securities and
                       Exchange Commission on March 31, 2005)

      10.2             Diamond Offshore Drilling, Inc. Incentive Compensation
                       Plan for Executive Officers (incorporated by reference to Exhibit B attached to the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2005)


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Diamond Offshore Drilling, Inc.


                               By: /s/ William C. Long
                                   ---------------------------------------------
                                   William C. Long
                                   Vice President, General Counsel and Secretary
Dated:  May 27, 2005


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                                  EXHIBIT INDEX


     Exhibit number        Description
    ----------------       -----------------------------------------------------
         10.1              Second Amended and Restated Diamond Offshore
                           Drilling, Inc. 2000 Stock Option Plan (incorporated
                           by reference to Exhibit A attached to the Company's
                           definitive proxy statement on Schedule 14A filed with
                           the Securities and Exchange Commission on
                           March 31, 2005)

         10.2              Diamond Offshore Drilling, Inc. Incentive
                           Compensation Plan for Executive Officers
                           (incorporated by reference to Exhibit B attached to the Company's definitive proxy statement on Schedule
                           14A filed with the Securities and Exchange Commission on March 31, 2005)


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